NEUBERGER BERMAN
INCOME FUNDS(REGISTERED)

                  Supplement to the Prospectus dated March 1, 1999


NEUBERGER BERMAN HIGH YIELD BOND FUND

The following information is provided for pages 20-25:

Effective July 15, 1999, Neuberger Berman High Yield Bond Fund is co-managed by Theodore P. Giuliano, Robert S. Franklin and Susan Stang. Miriam Zussman is no longer with the firm.

The following supplements the "Management" sidebar on page 24:

ROBERT S. FRANKLIN has co-managed the fund's assets since July 1999. He was a vice president and high yield analyst at two other firms from 1988 to 1999.

      This Supplement is dated July 15, 1999 and replaces the Supplement dated March 25, 1999.